UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 9, 2017

AMERI Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-26460	95-4484725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Canal Pointe Boulevard, Suite 108, Princeton, New Jersey	08540
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: (732) 243-9250

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

X Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

X Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
AMERI Holdings, Inc. ("AMERI Holdings") has formed a stockholder group with Lone Star Value Management, LLC and its affiliates to support the nomination on March 9, 2017 by Lone Star Value Management, LLC of two highly-qualified candidates to the Board of Directors of CIBER, Inc. ("CIBER") at CIBER's upcoming Annual Meeting of Stockholders (the "Nomination"). In connection with the formation of the stockholder group, on March 10, 2017, AMERI Holdings entered into a Joint Filing and Solicitation Agreement in which, among other things, (a) the parties agreed to the joint filing on behalf of each of them of statements on Schedule 13D with respect to the securities of CIBER, (b) the parties agreed to form a group for the purpose of (i) seeking representation on the Board of Directors of CIBER (the "CIBER Board") through a proxy solicitation or any other means permitted under the Delaware General Corporation Law, (ii) taking such other actions as the parties deem advisable, and (iii) taking all other action necessary or advisable to achieve the foregoing, and (c) AMERI Holdings and Ameri and Partners Inc. ("Ameri & Partners" and, together with AMERI Holdings, "Ameri100") agreed to bear all expenses incurred in connection with such actions, having the right to pre-approve such expenses. A copy of the Joint Filing and Solicitation Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.
Item 8.01. Other Events.
On March 13, 2017, AMERI Holdings announced that it had submitted a non-binding merger proposal to CIBER valuing CIBER at a price of $0.75 per share (the "Proposal"), which is a substantial premium to CIBER's closing price of $0.28 on March 10, 2017.  On March 13, 2017, AMERI Holdings issued a press release announcing the Proposal and Nomination. A copy of the press release is attached hereto as Exhibit 99.1.
Certain Information Concerning the Participants
Each of AMERI Holdings and Ameri and Partners Inc., their respective directors and executive officers, Lone Star Value Investors, LP ("Lone Star Value Investors"), Lone Star Value Co-Invest I, LP ("Lone Star Value Co-Invest I"), Lone Star Value Investors GP, LLC ("Lone Star Value GP"), Lone Star Value Management, LLC ("Lone Star Value Management"), Jeffrey E. Eberwein (collectively, with Lone Star Value Investors, Lone Star Value Co-Invest I, Lone Star Value GP and Lone Star Value Management, "Lone Star") and Robert G. Pearse, and Dhruwa N. Rai (collectively, the "Participants") are anticipated to be participants in connection with the solicitation of votes for the election of their slate of director nominees at the upcoming annual meeting of stockholders of CIBER.
Lone Star Value Management together with the other Participants intends to file a preliminary proxy statement and an accompanying proxy card with the Securities and Exchange Commission ("SEC") to be used to solicit votes for the election of its slate of director nominees at the upcoming annual meeting of stockholders of CIBER.
THE PARTICIPANTS STRONGLY ADVISE ALL STOCKHOLDERS OF THE COMPANY TO READ THE PROXY STATEMENT AND OTHER PROXY MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE, WHEN AVAILABLE, UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS' PROXY SOLICITOR.
As of the date hereof, Lone Star Value Co-Invest I may be deemed to beneficially own 694,669 shares of CIBER Common Stock. As of the date hereof, Lone Star Value Investors may be deemed to beneficially own 3,457,575 shares of CIBER Common Stock. Lone Star Value GP, as the general partner of Lone Star Value Investors and Lone Star Value Co-Invest I, may be deemed the beneficial owner of the 4,152,244 shares of CIBER Common Stock beneficially owned in the aggregate by Lone Star Value Investors and by Lone Star Value Co-Invest I. Lone Star Value Management, as the investment manager of Lone Star Value Investors, Lone Star Value Co-Invest I and a certain managed account (the "Separately Managed Account"), may be deemed the beneficial owner of the 4,152,244 shares of CIBER Common Stock beneficially owned in the aggregate by Lone Star Value Investors and by Lone Star Value Co-Invest I and an additional 338,900 Shares held in the Separately Managed Account. Jeffrey E. Eberwein, as the manager of Lone Star Value GP and sole member of Lone Star Value Management, may be deemed the beneficial owner of the  shares of CIBER Common Stock beneficially owned by Lone Star Value GP and by Lone Star Value Management. As of the date hereof, Mr. Pearse directly owns 20,000 shares of CIBER Common Stock. As of the date hereof, Mr. Rai directly owns 900 shares of CIBER Common Stock.

Additional Information
This communication does not constitute an offer to buy or solicitation of any offer to sell securities. This communication relates to, among other things, a proposal which AMERI Holdings has made for a business combination transaction with CIBER. In furtherance of this proposal and subject to future developments, AMERI Holdings (and, if a negotiated transaction is agreed, CIBER) may file one or more registration statements, prospectuses, proxy statements or other documents with the SEC. This communication is not a substitute for any registration statement, prospectus, proxy statement or other document AMERI Holdings or CIBER may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF AMERI HOLDINGS AND THE COMPANY ARE URGED TO READ CAREFULLY THE REGISTRATION STATEMENT(S), PROSPECTUS(ES), PROXY STATEMENT(S) AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT AMERI HOLDINGS, CIBER AND THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents (if and when they become available) and other related documents filed with the SEC at the SEC's web site at www.sec.gov or by directing a request to AMERI Holdings' Investor Contact, Carlos Fernandez (917) 567-0006: Investors and security holders may obtain free copies of the documents filed with the SEC on AMERI Holdings' website at www.ameri100.com under the "Investor" link, at the "SEC Filings" tab.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit 10.1
Joint Filing and Solicitation Agreement, dated as of March 9, 2017, by and among AMERI Holdings, Ameri and Partners Inc., Lone Star Value Investors, LP, Lone Star Value Co-Invest I, LP, Lone Star Value Investors GP, LLC, Lone Star Value Management, LLC, Jeffrey E. Eberwein, Robert G. Pearse, and Dhruwa N. Rai.

Exhibit 99.1 Press Release dated March 13, 2017.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 13, 2017                                                                                           AMERI HOLDINGS, INC.

By:    /s/ Giri Devanur
               Giri Devanur
               President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number Description

Exhibit 10.1
Joint Filing and Solicitation Agreement, dated as of March 9, 2017, by and among AMERI Holdings, Ameri and Partners Inc., Lone Star Value Investors, LP, Lone Star Value Co-Invest I, LP, Lone Star Value Investors GP, LLC, Lone Star Value Management, LLC, Jeffrey E. Eberwein, Robert G. Pearse, and Dhruwa N. Rai.

Exhibit 99.1	Press Release dated March 13, 2017.